TELESCIENCES INC /DE/
Form: PRE 14A   Filing Date:


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement            [_]  CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              TELESCIENCES, INC.
--------------------------------------------------------------------------------
     (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------


     (5) Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------


     (3) Filing Party:

     ---------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                              TELESCIENCES, INC.
                             4000 Midlantic Drive
                          Mount Laurel, NJ 08054-5476

                             ____________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, OCTOBER 6, 1999
                             ____________________

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Telesciences, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, October 6, 1999, at 10:00 a.m. (local time), at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22nd Floor, Philadelphia, Pennsylvania 19103, for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to effect a one-for-four reverse stock split.

     2. To transact such other business as may properly come before the Special Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on September 20, 1999 as the record date for the Special Meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Special Meeting.

     A complete list of the stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least 10 days prior to the Special Meeting, at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22nd Floor, Philadelphia, Pennsylvania 19103.

     The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Special Meeting.

                                   By Order of the Board of Directors,

                                             Frances Penfold
                                             Secretary

Mount Laurel, New Jersey
September __, 1999

                               TELESCIENCES, INC.
                              4000 Midlantic Drive
                          Mount Laurel, NJ 08054-5476

                               _________________

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, OCTOBER 6, 1999
                               _________________


                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Telesciences, Inc., a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders (together with any and all adjournments and postponements, the "Special Meeting"), which is scheduled to be held on Wednesday, October 6, 1999, at 10:00 a.m. (local time), at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22nd Floor, Philadelphia, Pennsylvania 19103, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement, the foregoing notice and the enclosed proxy card are first being sent to stockholders on or about September __, 1999.

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also will request banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Shares

     The Board of Directors has fixed the close of business on September 20, 1999, as the record date for determination of the stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Stockholders of record as of that date will receive the Notice of Special Meeting, the Proxy Statement, and the Proxy. As of September 20, 1999, there were 7,661,741 shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), outstanding and entitled to notice of and to vote at the Special Meeting. The Company has no other class of stock outstanding as of the date of this Proxy Statement. Each share of Common Stock is entitled to one vote on each matter properly submitted to the stockholders for action at the Special Meeting. There are no cumulative voting rights. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast will constitute a quorum for the Special Meeting.

     A broker holding shares of record for customers is not entitled to vote on certain matters unless it receives voting instructions from its customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. Uninstructed shares with respect to any matter are considered to be present for quorum purposes. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Broker non-votes will have the effect of votes in opposition to the proposal to amend the Company's Certificate of Incorporation.

Vote Required

     Approval of the proposed amendment to the Company's Certificate of Incorporation to effect the one-for-four reverse stock split requires the affirmative vote of the majority of the shares present in person or by proxy at the Special Meeting and entitled to vote.

     Shares cannot be voted at the Special Meeting unless the holder of record is present in person or by proxy. The enclosed proxy card is a means by which a stockholder may authorize the voting of his or her shares at the Special Meeting. The shares of Common Stock represented by each properly executed proxy card will be voted at the Special Meeting in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. The Board of Directors knows of no matters other than those described herein which are likely to come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

     Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

     Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Special Meeting. If you plan to attend the Special Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

Security Ownership of Management and Principal Stockholders

     The table below sets forth certain information, as of September 1, 1999 regarding the holdings of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the Company's other "Named Executive Officers," as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission (collectively with the Company's Chief Executive Officer, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed, and constitutes beneficial ownership as defined in regulations of the Securities and Exchange Commission. Shares issuable pursuant to the exercise of stock options are included in the table below if such options are currently exercisable or exercisable by October 31, 1999.


                                                                  Amount And
                                                                    Nature                % Of
                                                                Of Beneficial            Common
Name of Beneficial Owner                                         Ownership(3)             Stock
------------------------                                        -------------            ------
Securicor Communications Limited (1)........................      3,476,900               45.4%
Michael L. Moore (2)........................................        441,038                5.7%
Frances Penfold (2).........................................        413,013                5.4%
C. Thomas Faulders, III.....................................         57,665                  *
Andrew P. Maunder...........................................         52,679                  *
Sammy W. Pearson............................................         20,500                  *
Trevor Sokell...............................................         16,000                  *
Michael G. Wilkinson (1)....................................          6,666                  *
Robert B. Kelly.............................................          6,666                  *
Greg R. Fegley..............................................         22,416                  *
All directors and executive officers as group
  (9 persons)...............................................      1,036,643               13.2%

__________________________
*Less than one percent.


(1) The address of Securicor Communications Limited ("Securicor Communication") is Sutton Park House, 15 Carshalton Road, Sutton Surrey, United Kingdom. Mr. Wilkinson, a Director of the Company, may be deemed to own beneficially the shares of Common Stock owned by Securicor Communications by virtue of his role as Director of Securicor Communications. Mr. Wilkinson disclaims beneficial ownership of these shares. Securicor Communications is an indirect wholly-owned subsidiary of Securicor plc, a multinational company based in the United Kingdom ("Securicor").

(2) The number of shares of the Common Stock owned by Mr. Moore and Ms. Penfold is subject to adjustment based on the provisions of the Agreement of Merger and Plan of Reorganization (the "Merger Agreement"), dated May 15, 1998, by and among the Company, AV Technology, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Technology"), Innovative Data Technology, a California corporation ("IDT") and the Shareholders of IDT, pursuant to which IDT merged into Technology. The Merger Agreement provides that a certain number of the shares of Common Stock issuable to Mr. Moore and Ms. Penfold thereunder may be returned to the Company pursuant to certain post-closing adjustments.

(3)  Shares issuable upon the exercise of options to purchase the Common Stock:
     Mr. Moore 37,996; Ms. Penfold, 29,164; Mr. Faulders 16,665; Mr. Maunder 34,997; Mr. Pearson 10,000; Mr. Sokell 10,000; Mr. Wilkinson 6,666; Mr.
     Kelly 6,666; and Mr. Fegley 22,416.

          AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A
               REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK


General

     The Board of Directors of the Company has unanimously adopted a resolution approving, and recommending to the Company's stockholders for their approval, an amendment to Article Four, Section One, of the Company's Certificate of Incorporation authorizing a one-for-four reverse stock split of the shares of Common Stock of the Company (the "Reverse Stock Split"). The form of the proposed amendment is annexed to this Proxy Statement as Annex A (the "Reverse Stock Split Amendment"). The Reverse Stock Split Amendment will effect a one-for-four reverse stock split of the shares of Common Stock of the Company issued and outstanding, or held as treasury shares, and will increase the par value of the Common Stock to $.04 per share from $.01 per share, but will not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split Amendment

     The Company's Common Stock is currently listed on the Nasdaq National Market system (the "Nasdaq National Market"). The Company has been advised by Nasdaq that the continued listing requirements of the Nasdaq National Market and the Nasdaq SmallCap Market system (the "Nasdaq SmallCap Market" and, collectively with the Nasdaq National Market, the "Nasdaq Markets") require, among other things, that the Common Stock maintain a closing bid price in excess of $1.00 per share. As of the date of this Proxy Statement, the Company is not in compliance with this requirement. The Company expects to be further advised by Nasdaq that it is requiring the Company to be in compliance with the minimum bid price requirement by October _______, 1999. In the event that the Common Stock does not satisfy the $1.00 minimum bid price, the Company will be subject to delisting from the Nasdaq Markets.

     The Board of Directors has determined that the continued listing of the Common Stock on the Nasdaq Markets is in the best interests of the Company's stockholders. If the Common Stock were delisted from the Nasdaq Markets, the Company's Board of Directors believes that the liquidity of the trading market in the Common Stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of the Common Stock.

     The Board of Directors believes that if the Reverse Stock Split is approved by the stockholders and thereafter effected, the bid price of the Common Stock will likely increase substantially over the $1.00 minimum bid price requirement thereby permitting the Company to continue to list the Common Stock on one of the Nasdaq Markets. There can be no assurance, however, that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the Post-Split Common Stock can be maintained above $1.00 or that the Common Stock would not be delisted from the Nasdaq Markets for other reasons.

Potential Effects of the Reverse Stock Split

     Pursuant to the Reverse Stock Split, each holder of four shares of Common Stock, par value $.01 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.04 per share ("New Common Stock"), after consummation of the Reverse Stock Split.

     Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the continued listing of the Common Stock on the Nasdaq Markets.

     If approved, the Reverse Stock Split will result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Shares of Common Stock Issued and Outstanding or Held as Treasury Shares

     The Company is currently authorized to issue a maximum of 25,000,000 shares of Common Stock. As of the Record Date, there were 7,661,741 shares of Common Stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding, or held as treasury shares, will be reduced to a number that will be approximately equal to (i) the number of shares of Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Stock Split, divided by (ii) four.

     With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

     The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance

     As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of the Company including, among others, future financing transactions.

     Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views the Reverse Stock Split as an anti-takeover measure, the Company could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

Effectiveness of the Reverse Stock Split

     The Reverse Stock Split, if approved by the Company's stockholders, would become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on the date of the Special Meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

     Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock (and, if applicable, cash in lieu of fractional shares). The Company intends to use StockTrans, Inc. as its exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

     On the Effective Date, the interest of each stockholder of record who owns fewer than four shares of Common Stock will thereby be terminated, and he, she or it will have no right to vote as a stockholder or share in the assets or any future earnings of the Company.

Fractional Shares

     The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock on account of the Reverse Stock Split shall receive, upon surrender of the stock certificates, formerly representing shares of the Old Common stock, in lieu of such fractional shares, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of
(i) the fractional shares which a holder would otherwise be entitled to, multiplied by (ii) four times the closing sale price per share, or, if not available, the average of the closing bid and closing asked price per share, of the Old Common Stock as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable (or, if the Old Common Stock is not then traded on the Nasdaq National Market or the Nasdaq SmallCap Market, such price as the Company's Board of Directors determines, in its discretion, to be the fair market value per share of the Old Common Stock) on the business day prior to the Effective Date. No interest shall be payable on the Cash-in-Lieu Amount.

Certain Federal Income Tax Consequences

     The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The receipt of New Common Stock solely in exchange for Old Common Stock will not generally result in recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder's New Common Stock will be the same as the adjusted tax basis of the shares of Old Common Stock exchanged therefor, and the holding period of the New Common Stock will include the holding period of the Old Common Stock exchanged therefor. Generally, stockholders who receive cash in lieu of fractional shares will be treated as if they had received such fractional shares and then sold them to the Company, and such stockholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the Common Stock exchanged. No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

Appraisal Rights

     No appraisal rights are available under the Delaware General Corporation Law or under the Company's Certificate of Incorporation or By-Laws to any stockholder who dissents from the proposal to approve the Reverse Stock Split Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the proposal to amend the Company's Certificate of Incorporation in order to effect the one-for-four Reverse Stock Split of the shares of Common Stock of the Company issued and outstanding, or held as treasury shares.


                              By Order of the Board of Directors,

                              Frances Penfold
                              Secretary

                                                                         ANNEX A

                           CERTIFICATE OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                              TELESCIENCES, INC.
                              ------------------

     Telesciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of Telesciences, Inc., at a duly called meeting, duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered by the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Board of Directors declares that it is advisable to amend and restate Article Four, Section One, of the Certificate of Incorporation of the Corporation in its entirety as follows:

               "Section 1. Capital Stock Authorized. The total number of shares
                ---------  ------------------------
     of stock which the Corporation shall have authority to issue is 30,000,000 consisting of (i) 25,000,000 shares of common stock, par value $.04 per share (the "Common Stock"); and (ii) 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

               Simultaneously with the effective date of the filing of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), each share of common stock, par value $.01 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-quarter of one share of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) four times the closing sale price per share, or, if not available, the average of the closing bid and closing asked price per share, of the Old Common Stock as quoted on the Nasdaq National Market or Nasdaq SmallCap Market, as applicable (or, if the Old Common Stock is not then traded on the Nasdaq National Market or the Nasdaq SmallCap Market, such price as the Corporation's Board of Directors determines, in its discretion, to be the fair market value per share of the Old Common Stock) on the business day prior to the Effective Date. No interest shall be payable on the Cash-in-Lieu Amount."

     SECOND: That thereafter, the stockholders of said corporation, at a duly called meeting of the stockholders, voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Telesciences, Inc. has caused this Certificate to be signed by Andrew P. Maunder, its President, this _______ day of October, 1999.


                         TELESCIENCES, INC.


                         By:______________________________
                            Andrew P. Maunder, President

                              Telesciences, Inc.

                                 COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY -- SPECIAL MEETING OF STOCKHOLDERS - OCTOBER 6, 1999


     The undersigned, a holder of Common Stock of Telesciences, Inc., a Delaware corporation (the "Company"), does hereby appoint Andrew P. Maunder and Frances Penfold, or any one of them acting in the absence of the other, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22nd Floor, Philadelphia, Pennsylvania 19103, on Wednesday, October 6, 1999, at 10:00 A.M. (local time), and at any adjournment(s), or postponement(s) thereof.

     The undersigned hereby instructs said proxies or their substitutes:

1. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A ONE-FOR-FOUR REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK OF THE COMPANY.

         FOR  [ ]            AGAINST [ ]            ABSTAIN [ ]


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                 (Continued and to be signed on reverse side)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN.

     The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement, both dated October 6, 1999.


                                   Dated: __________________, 1999


                                   _______________________________
                                              Signature

                                   _______________________________
                                              Signature



                                   NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.

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